                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2719

                     SCUDDER U.S. GOVERNMENT SECURITIES FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder U.S. Government Securities Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during the 3-year, 5-year and 10-year periods for Class B shares, returns during the 10-year period for Class A and Class C shares, and the returns during all periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder U.S. Government Securities Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.25%	2.53%	5.02%	5.42%
Class B	.25%	1.59%	4.07%	4.47%
Class C	.34%	1.71%	4.17%	4.54%
Institutional Class	1.37%	2.74%	5.23%	5.65%
Lehman Brothers GNMA Index+	2.13%	3.34%	5.72%	6.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class	Class M
Net Asset Value: 10/31/05	$ 8.41	$ 8.39	$ 8.42	$ 8.39	$ 8.41
8/1/05 (commencement of operations for Class M)	—	—	—	—	8.53
10/31/04	$ 8.66	$ 8.64	$ 8.67	$ 8.64	$ —
Distribution Information: Twelve Months (Three Months for the period 8/1/05 through 10/31/05 for Class M): Income Dividends as of 10/31/05	$ .36	$ .27	$ .28	$ .37	$ .09
October Income Dividend	$ .0300	$ .0232	$ .0239	$ .0306	$ .0307
SEC 30-day Yield as of 10/31/05**	3.64%	3.19%	3.17%	4.10%	4.07%
Current Annualized Distribution Rate as of 10/31/05**	4.28%	3.32%	3.41%	4.38%	4.38%

** The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield would have been 1.51% for Institutional Class, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 1.79% for Institutional Class, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — GNMA Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	28	of	62	45
3-Year	28	of	58	48
5-Year	23	of	47	48
10-Year	18	of	31	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder U.S. Government Securities Fund — Class A [] Lehman Brothers GNMA Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,670	$12,930	$12,198	$16,193
	Average annual total return	-3.30%	.97%	4.05%	4.94%
Class B	Growth of $10,000	$9,734	$12,950	$12,108	$15,489
	Average annual total return	-2.66%	.97%	3.90%	4.47%
Class C	Growth of $10,000	$10,034	$10,522	$12,265	$15,589
	Average annual total return	.34%	1.71%	4.17%	4.54%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,213	$11,035	$13,205	$18,413
	Average annual total return	2.13%	3.34%	5.72%	6.29%

The growth of $10,000 is cumulative.

Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,013,700	$1,084,400	$1,290,200	$1,732,800
	Average annual total return	1.37%	2.74%	5.23%	5.65%
Lehman Brothers GNMA Index+	Growth of $1,000,000	$1,021,300	$1,103,500	$1,320,500	$1,841,300
	Average annual total return	2.13%	3.34%	5.72%	6.29%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Institutional Class limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class M**	Institutional Class
Beginning Account Value 5/1/05 (8/1/05 for Class M)	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,000.80	$ 995.80	$ 997.70	$ 996.70	$ 1,001.40
Expenses Paid per $1,000*	$ 4.08	$ 8.45	$ 7.70	$ 1.48	$ 3.48

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (since commencement of the class on August 1, 2005 for Class M) then divided by 365.

** For the period August 1, 2005 (commencement of operations) to October 31, 2005.

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class M	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,021.12	$ 1,016.74	$ 1,017.49	$ 1,022.23	$ 1,021.73
Expenses Paid per $1,000***	$ 4.13	$ 8.54	$ 7.78	$ 3.01	$ 3.52

*** Expenses (hypothetical expenses for Class M if the class had been in existence from May 1, 2005) are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class M	Institutional Class
Scudder U.S. Government Securities Fund	.81%	1.68%	1.53%	.59%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder U.S. Government Securities Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder U.S. Government Securities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Senior portfolio manager and strategist for Mortgage Backed Securities: New York.

Joined the fund in 2002.

BIS, University of Minnesota.

In the following interview, Portfolio Manager William Chepolis discusses market conditions and his investment strategy during the fund's most recent annual period ended October 31, 2005.

Q:  Would you describe the investing environment for mortgage securities over the 12 months ended October 31, 2005?

A:  The annual period saw generally solid economic growth accompanied by a mixed employment picture. This backdrop allowed the US Federal Reserve Board (the Fed) to maintain its policy of gradually increasing short-term rates, as they adjusted the fed funds rate (the overnight rate on inter-bank loans and a benchmark for interest rates generally) from 1.75% to 3.75% over the 12-month period. Longer-term rates were reasonably stable despite the rise in short-term interest rates, as the financial markets displayed confidence that the Fed was pursuing a policy that would continue to curtail potential inflationary pressures. To illustrate, the 10-year Treasury bond ended October with a yield of 4.57%, up only modestly from 4.22% a year earlier. The price of oil began the period in the mid $50s and reached highs in the $70s before easing somewhat and ending the period at just under $60 a barrel. The financial markets, for the most part, have appeared to view continued high energy prices as a check on economic growth rather than a potential source of inflation.

This period of mixed economic signals and gradually increasing interest rates favored mortgage-backed securities relative to most other fixed-income investments. Mortgage-backed issues are subject to prepayments as homeowners refinance the underlying mortgages, disrupting cash flows to holders of these securities. We monitor aggregate refinancing activity on an ongoing basis as this correlates well with the prepayment risk of the fund.1 Managing this prepayment risk helps us maximize the returns we look to pay out in the form of dividends to shareholders. After peaking early in the fund's fiscal period, the refinancing index, a weekly gauge of mortgage refinance applications, generally declined over the period. The moderating of prepayment activity by mortgage holders was one of the reasons we invested a higher percentage of the fund in higher-coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages).2

1 Prepayment risk is defined as follows: In return for yields that historically have averaged one and one-quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection.

2 The "coupon" is the interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q:  How did Scudder U.S. Government Securities Fund perform in this environment?

A:  For the 12 months ended October 31, 2005, the fund's Class A shares posted a 1.25% total return, compared with the 2.13% return of its benchmark, the Lehman Brothers GNMA Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.)3 The fund's return outperformed the 1.11% return of its average peer in the Lipper GNMA Funds category.4 At the close of the 12-month period, the fund's average duration (or level of sensitivity to changes in interest rates) was 4.73 years, compared with 3.42 years for the Lehman Brothers GNMA Index. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.

3 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. It is not possible to invest directly in a Lipper category.

5 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q:  Can you provide an overview of how you manage the fund?

A:  In managing the fund, we seek to provide a high level of current income while also working to limit the volatility of fund returns relative to the Lehman Brothers GNMA index. Our first focus is on the fund's allocation between GNMAs and Treasury securities — both of which are backed by the full faith and credit of the US government.5 In putting together our GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include: loan age, loan size, geographic concentrations, and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends.

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration. Instead, our investment among GNMA and Treasury securities is based on the allocation that we believe will provide the best value for the fund given our expectations for interest rates.

Q:  What were the fund's primary strategies during the period?

A:  Throughout the fiscal year we kept a fairly high allocation in GNMA securities, reflecting our view that GNMAs offered attractive yields relative to both Treasury issues and mortgage backed securities issued by FNMA (Fannie Mae) or FHLMC (Freddie Mac). We trimmed our GNMA exposure somewhat toward the end of the period. As of October 31, 2005 GNMAs represented about 73% of assets. Our Treasury position increased from about two percent to approximately five percent of assets over the course of the year, a move which helped performance. The bulk of the remainder of the portfolio, about 22% of assets, is invested in mortgage-backed securities issued by Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are Government Sponsored Enterprises (GSEs) and as such these issues are viewed as carrying an implicit backing, as distinguished from GNMA's explicit government guarantee with respect to principal and interest payments. As it developed, our mortgage-backed allocation would have benefited from even greater exposure to GNMA securities, as they outperformed Fannie Mae and Freddie Mac issues over the period. This was due to continued favoring of GNMAs by overseas buyers of mortgage backed securities.

With respect to our GNMA holdings, as we entered the annual period our primary concern had been managing prepayment risk in a low interest rate environment in such a way as to maintain the fund's yield. This can be done by purchasing GNMA securities whose underlying loan pools have certain characteristics that indicate they are likely to prepay less rapidly, or by purchasing coupons which provide less of an incentive to refinance into a lower loan rate. Our focus shifted somewhat as the start of 2005 brought stronger economic growth and the Fed continued its cycle of incrementally increasing short-term interest rates. We believed that rising interest rates translated to lower prepayment risk, and as a result we chose to emphasize higher coupon mortgages and favored 30-year over 15-year mortgages. These decisions helped the fund's performance.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing dollar rolls. A dollar roll essentially entails the fund contracting to buy a mortgage backed security at a future date, and in the interim investing the purchase amount in short-term, high-quality interest paying instruments. This strategy entails very little risk to principal and can help reduce exposure to prepayments while providing a boost to the fund's income. Early in the period, we were dollar rolling 20-25% of the fund's assets to take advantage of attractive opportunities. With the backup in interest rates, that strategy is less attractive for the fund. We are currently dollar rolling 10-15% of the fund's assets, well below the 33% maximum allowed.

Finally, during the period, we sold some of our holdings of 15-year GNMAs in order to take a position of approximately 3% of fund assets in "hybrid" adjustable rate mortgages, which generally carry a fixed rate for some period before converting to an annually adjustable rate. We believed these issues were favorably valued on a relative basis. This shift helped performance initially, but these issues underperformed both 15-year and 30-year fixed rate pools as the period progressed.

Overall, we were fortunate to be fully allocated to mortgages relative to Treasuries, and to have heavier weightings in 30 year mortgages relative to 15 years. In general, we had a solid year relative to our peers and managed to maintain an attractive dividend as well.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Q:  How do you assess the economic environment for mortgage securities at present?

A:  Strong demand from foreign central banks continues to help support the US mortgage-backed securities market, and in particular GNMA securities. GNMAs continue to provide an attractive yield advantage over US Treasury bonds, although the spread has narrowed over the last 12 months.

The selection of Bernanke as the new Fed chairman has so far been greeted positively by the financial markets. The question is whether the current backdrop of gradually increasing interest rates will continue, or will more aggressive Fed interest rate hikes be required to rein in growth and head off inflation. Despite high oil prices, concern over inflation has been muted to-date by generally moderate overall economic growth and less-than-robust employment figures. In addition, few would be surprised to see high gasoline and heating oil prices take a toll on the consumer's confidence and willingness to spend.

Still, we continue to monitor the economy for signs that interest rates may become less stable and the environment less supportive of mortgage backed securities. Hurricane Katrina devastated the Gulf Coast in early September, creating the prospect of a boost in government spending in conjunction with reconstruction efforts and raising inflationary concerns in some corners. However, we do not see the fallout from this tragic event as providing an upward shock to near-term growth and inflation numbers.

On balance, we believe it is likely that growth is easing and that inflation will remain under control. This would mean that the Fed will be able to maintain its measured approach to raising interest rates and perhaps end its cycle after one or two more increases in the fed funds rate. A relatively stable interest rate backdrop would support a strategy of buying higher coupon GNMAs for the incremental income they provide.

Going forward, we will continue to closely monitor the economy and the Federal Reserve as we seek to position the fund in the most attractive combination of mortgage-backed and Treasury issues. We believe the Scudder U.S. Government Securities Fund remains suitable for investors seeking high current income and less downside risk than similar funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Portfolio Composition (Excluding Securities Lending Collateral)	10/31/05	10/31/04

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	73%	76%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	22%	9%
US Treasury Obligations	5%	2%
Cash Equivalents, net	—	13%
	100%	100%
Credit Quality	10/31/05	10/31/04

AAA	100%	100%
Interest Rate Sensitivity	10/31/05	10/31/04

Average Maturity	5.8 years	5.4 years
Average Duration	4.7 years	2.4 years

Portfolio composition and holdings are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Principal Amount ($)	Value ($)

US Treasury Obligations 5.4%
US Treasury Bill, 3.75%*, 1/19/2006 (a)	1,320,000	1,309,138
US Treasury Bond, 12.0%, 8/15/2013 (b)	7,500,000	8,977,147
US Treasury Note:
3.875%, 9/15/2010 (b)	30,000,000	29,214,840
4.0%, 8/31/2007 (b)	105,000,000	104,278,125
4.0%, 2/15/2015 (b)	7,100,000	6,789,098
Total US Treasury Obligations (Cost $154,358,454)		150,568,348

Agencies Not Backed by the Full Faith and Credit of the US Government 20.7%
US Government Sponsored Agencies 5.5%
Federal Farm Credit Bank:
2.125%, 7/17/2006	10,050,000	9,886,185
4.125%, 4/15/2009	7,500,000	7,355,460
Federal Home Loan Bank:
Zero Coupon, 11/1/2005	41,000,000	41,000,000
4.625%, 11/21/2008	20,000,000	19,961,280
Federal Home Loan Mortgage Corp., 3.25%, 11/2/2007 (b)	20,000,000	19,444,140
Federal National Mortgage Association:
2.0%, 1/15/2006	7,210,000	7,175,248
3.25%, 1/15/2008 (b)	28,720,000	27,869,515
3.25%, 2/15/2009	3,000,000	2,871,942
6.0%, 5/15/2011	4,300,000	4,538,568
7.25%, 1/15/2010	3,460,000	3,784,704
Tennessee Valley Authority, 4.75%, 8/1/2013	10,200,000	10,154,232
		154,041,274
US Government Agency Sponsored Pass-Throughs 15.2%
Federal Home Loan Bank, 5.0%, 9/1/2035	19,422,784	18,693,254
Federal Home Loan Mortgage Corp.:
4.37%, 5/15/2035	3,840,168	3,847,393
4.5%, 4/1/2019	30,102	29,141
4.628%**, 2/1/2035	7,882,626	7,766,708
5.0%, with various maturities from 1/1/2019 until 8/1/2035	70,437,815	67,855,065
5.5%, with various maturities from 3/1/2033 until 4/1/2033	3,555,164	3,515,642
6.5%, with various maturities from 9/1/2032 until 7/1/2035	5,494,993	5,642,168
7.0%, with various maturities from 10/1/2030 until 9/1/2032	5,676,882	5,924,679
7.5%, with various maturities from 6/1/2027 until 1/1/2033	3,981,954	4,212,929
8.0%, with various maturities from 2/1/2017 until 7/1/2030	48,553	51,681
8.5%, with various maturities from 12/1/2016 until 7/1/2030	21,035	22,677
10.25%, 3/1/2016	146,976	155,738
Federal National Mortgage Association:
4.54%**, 1/1/2035	13,893,293	13,660,078
4.551%**, 2/1/2035	13,952,280	13,768,404
4.625%**, 1/1/2035	18,089,710	17,911,686
4.669%**, 2/1/2035	13,308,803	13,191,122
4.747%**, 5/1/2035	20,768,112	20,475,407
5.0%, with various maturities from 1/1/2017 until 9/1/2020	79,889,261	78,839,959
5.5%, with various maturities from 8/1/2019 until 6/1/2035	115,964,393	114,678,519
6.0%, with various maturities from 5/1/2016 until 8/1/2035	4,452,285	4,533,660
6.5%, with various maturities from 6/1/2016 until 7/1/2035	5,114,860	5,253,487
7.0%, with various maturities from 12/1/2030 until 11/1/2034	11,999,646	12,545,216
7.5%, with various maturities from 6/1/2025 until 10/1/2032	9,853,145	10,405,055
8.0%, with various maturities from 12/1/2008 until 12/1/2024	422,297	448,596
8.5%, with various maturities from 6/1/2030 until 9/1/2030	31,313	33,973
9.0%, with various maturities from 12/1/2016 until 4/1/2030	69,662	76,472
11.5%, 5/1/2018	5,968	6,521
		423,545,230
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $588,948,513)		577,586,504

Agencies Backed by the Full Faith and Credit of the US Government 78.6%
Government National Mortgage Association:
4.02%**, 8/16/2035 (g)	30,000,000	30,000,000
4.5%, with various maturities from 2/15/2018 until 8/15/2018	16,530,473	16,121,340
5.0%, with various maturities from 2/15/2018 until 2/15/2035 (f)	301,161,866	293,875,701
5.5%, with various maturities from 5/15/2014 until 8/20/2035 (f)	863,675,374	861,864,206
6.0%, with various maturities from 11/15/2014 until 10/15/2035 (f) (g)	528,718,921	537,583,726
6.5%, with various maturities from 7/15/2008 until 8/15/2034 (f)	300,391,515	311,216,670
7.0%, with various maturities from 1/15/2008 until 10/15/2033	55,444,024	58,230,215
7.5%, with various maturities from 5/15/2009 until 12/15/2032	52,595,407	55,730,232
8.0%, with various maturities from 9/15/2014 until 6/15/2032	9,597,271	10,260,588
8.5%, with various maturities from 8/15/2008 until 1/15/2031	3,233,121	3,529,732
9.0%, with various maturities from 9/15/2017 until 7/15/2030	4,056,794	4,454,842
9.5%, with various maturities from 6/15/2009 until 5/15/2025	5,358,073	5,908,098
10.0%, with various maturities from 11/15/2009 until 8/15/2022	3,438,021	3,820,024
10.5%, with various maturities from 4/15/2013 until 12/15/2021	1,858,856	2,081,126
11.0%, 4/20/2019	12,842	13,998
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $2,220,539,359)		2,194,690,498

Collateralized Mortgage Obligations 14.2%
Fannie Mae Grantor Trust, "B", Series 2002-T3, 5.763%, 12/25/2011	10,000,000	10,439,417
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	6,389,477	6,726,804
Federal Home Loan Mortgage Corp.:
"PO", Series 228, Principal Only, Zero Coupon, 2/1/2035	17,356,059	13,312,641
"PF", Series 2962, 4.22%**, 3/15/2035	34,233,140	34,289,574
"ZC", Series 2972, 4.5%, 5/15/2020	3,956,609	3,922,262
"JF", Series 2704, 4.52%**, 5/15/2023	19,926,448	20,048,689
"IO", Series 228, Interest Only, 6.0%, 2/1/2035	17,356,059	4,241,387
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	3,013	2,572
"PF", Series 2005-59, 4.288%**, 5/25/2035	22,652,202	22,628,551
"FC", Series 2005-58, 4.288%**, 7/25/2035	50,435,317	50,337,533
"F", Series 204-29, 4.438%**, 5/25/2034	2,071,670	2,063,983
"IN", Series 2003-84, Interest Only, 4.5%, 4/25/2013	17,872,149	1,032,587
"IC", Series 2003-92, Interest Only, 4.5%, 4/25/2013	32,776,222	2,483,071
Government National Mortgage Association:
"JO", Series 2004-34, Principal Only, Zero Coupon, 2/20/2034	5,096,314	4,100,833
"FB", Series 2005-43, 4.17%**, 2/17/2032	12,000,000	11,891,441
"FA", Series 2005-18, 4.2%**, 10/20/2032	20,000,000	19,949,932
"AF", Series 2005-48, 4.2%**, 6/20/2035	43,618,804	43,585,998
"GF", Series 2005-58, 4.2%**, 8/20/2035	39,478,810	39,502,702
"PF", Series 2005-53, 4.25%**, 1/20/2035	34,425,000	34,107,071
"AF", Series 2005-39, 4.3%**, 6/20/2035	35,524,866	35,336,034
"FG", Series 2002-76, 4.37%**, 10/16/2029	3,821,416	3,847,161
"IM", Series 2004-4, Interest Only, 5.0%, 7/16/2026	18,869,088	1,395,184
"KI", Series 2004-19, Interest Only, 5.0%, 10/16/2027	21,903,963	1,974,136
"A", Series 2005-80, 5.0%, 10/20/2031	25,000,000	24,754,000
"ZB", Series 1998-21, 6.5%, 9/20/2028	5,510,531	5,564,232
Total Collateralized Mortgage Obligations (Cost $400,068,352)		397,537,795

Repurchase Agreements 0.1%
State Street Bank and Trust Co., 3.73%, dated 10/31/2005, to be repurchased at $1,416,147 on 11/1/2005 (Cost $1,416,000) (c)	1,416,000	1,416,000
	Shares	Value ($)

Securities Lending Collateral 6.8%
Scudder Daily Assets Fund Institutional, 3.89% (d) (e) (Cost $190,288,750)	190,288,750	190,288,750
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,555,619,428)+	125.8	3,512,087,895
Other Assets and Liabilities, Net	(25.8)	(719,592,630)
Net Assets	100.0	2,792,495,265

+ The cost for federal income tax purposes was $3,551,761,593. At October 31, 2005, net unrealized depreciation for all securities based on tax cost was $39,673,698. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,413,304 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $45,087,002.

* Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2005.

(a) At October 31, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open future contracts.

(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $186,527,375, which is 6.7% of net assets.

(c) Collateralized by $1,395,000 Federal National Mortgage Association, 5.375%, maturing on 2/15/2008 with a value of $1,444,848.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Mortgage dollar rolls included.

(g) When-issued or forward delivery pools included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At October 31, 2005, open future contracts purchased were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	12/20/2005	2,190	242,437,569	237,512,344	(4,925,225)

At October 31, 2005, open futures contracts sold were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation ($)
2-Year US Treasury Note	12/30/2005	293	60,349,391	60,124,516	224,875
10-Year US Interest Rate Swap	12/19/2005	603	65,737,504	64,558,687	1,178,817
Total net unrealized appreciation					1,403,692

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $3,363,914,678) — includes $186,527,375 of securities loaned	$ 3,320,383,145
Investment in Scudder Daily Assets Fund Institutional (cost $190,288,750)*	190,288,750
Repurchase Agreements, at value (cost $1,416,000)	1,416,000
Total investments in securities, at value (cost $3,555,619,428)	3,512,087,895
Receivable for investments sold	51,598,257
Interest receivable	15,227,557
Receivable for Fund shares sold	204,826
Receivable for daily variation margin on open futures contracts	85,791
Other assets	28,779
Total assets	3,579,233,105
Liabilities
Due to custodian bank	1,294,371
Payable for investments purchased	1,944,977
Payable for Fund share redeemed	3,367,770
Payable upon return of securities loaned	190,288,750
Payable for when-issued and forward delivery securities	50,435,250
Payable for investments purchased — mortgage dollar rolls	535,728,238
Deferred mortgage dollar roll income	375,724
Accrued management fee	1,045,857
Other accrued expenses and payables	2,256,903
Total liabilities	786,737,840
Net assets, at value	$ 2,792,495,265
Net Assets
Net assets consist of: Undistributed net investment income	16,911,672
Net unrealized appreciation (depreciation) on: Investments	(43,531,533)
Futures	(3,521,533)
Accumulated net realized gain (loss)	(139,872,872)
Paid-in capital	2,962,509,531
Net assets, at value	$ 2,792,495,265

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($2,531,836,223 ÷ 301,108,985 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.41
Maximum offering price per share (100 ÷ 95.50 of $8.41)	$ 8.81

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($81,794,226 ÷ 9,745,908 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.39

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($54,205,687 ÷ 6,438,550 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.42

Class M

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($124,431,465 ÷ 14,790,395 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.41
Institutional Class Net Asset Value, offering and redemption price(a) per share ($227,664 ÷ 27,137 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.39

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Interest	$ 116,341,492
Interest — Scudder Cash Management QP Trust	9,755,048
Mortgage dollar roll income	6,695,846
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	251,328
Total income	133,043,714
Expenses: Management fee	12,147,861
Distribution service fees	7,555,597
Services to shareholders	4,295,466
Custodian fees	119,350
Auditing	79,677
Legal	83,916
Trustees' fees and expenses	57,113
Reports to shareholders	277,122
Registration fees	70,419
Other	325,935
Total expenses, before expense reductions	25,012,456
Expense reductions	(41,375)
Total expenses, after expense reductions	24,971,081
Net investment income	108,072,633
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,219,563
Futures	83,854
3,303,417
Net unrealized appreciation (depreciation) during the period on: Investments	(75,340,295)
Futures	(2,558,265)
(77,898,560)
Net gain (loss) on investment transactions	(74,595,143)
Net increase (decrease) in net assets resulting from operations	$ 33,477,490

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended October 31, 2005
Cash flows from operating activities
Investment income received	$ 128,208,666
Mortgage dollar roll income received	6,695,846
Payment of operating expenses	(25,985,638)
Proceeds from sales and maturities of investments	9,534,320,498
Purchases of investments	(9,755,579,914)
Net (purchases) sales of short-term investments	397,865,908
Net receipt (payment) on futures contracts	(84,791)
Cash provided (used) by operating activities	$ 285,440,575
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased — mortgage dollar rolls	$ 218,781,580
Distributions paid (net of reinvestment of distributions)	(35,107,680)
Proceeds from shares sold	117,461,682
Cash acquired from tax-free reorganization	52,057,527
Cost of shares redeemed	(639,928,055)
Cash provided (used) by financing activities	(286,734,946)
Increase (decrease) in cash	(1,294,371)
Cash at beginning of period	—
Cash at end of period	$ (1,294,371)
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 33,477,490
Net (increase) decrease in cost of investments	287,814,101
Net (increase) decrease in unrealized appreciation/depreciation on investments	82,057,962
(Increase) decrease in receivable for investments sold	15,848,581
(Increase) decrease in interest receivable	86,014
(Increase) decrease in other assets	(21,642)
Increase (decrease) in payable for investments purchased	(132,722,583)
Increase (decrease) in daily variation margin on open futures contracts	(84,791)
Increase (decrease) in accrued expenses and payables	(1,014,557)
Cash provided (used) by operating activities	$ 285,440,575

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 108,072,633	$ 103,047,634
Net realized gain (loss) on investment transactions	3,303,417	22,505,285
Net unrealized appreciation (depreciation) during the period on investment transactions	(77,898,560)	11,733,045
Net increase (decrease) in net assets resulting from operations	33,477,490	137,285,964
Distributions to shareholders from: Net investment income: Class A	(112,939,267)	(116,340,016)
Class B	(3,244,262)	(4,382,165)
Class C	(1,881,568)	(2,161,127)
Class M	(1,545,695)	—
Institutional Class	(8,524)	(11,541)
Fund share transactions: Proceeds from shares sold	117,160,941	138,224,019
Net Assets acquired in Tax-free reorganization	248,615,161	—
Reinvestment of distributions	84,512,849	85,654,557
Cost of shares redeemed	(640,200,859)	(720,341,889)
Redemption fees	2,162	—
Net increase (decrease) in net assets from Fund share transactions	(189,909,746)	(496,463,313)
Increase (decrease) in net assets	(276,051,572)	(482,072,198)
Net assets at beginning of period	3,068,546,837	3,550,619,035
Net assets at end of period (including undistributed net investment income of $16,911,672 and $13,440,313, respectively)	$ 2,792,495,265	$ 3,068,546,837

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.66	$ 8.62	$ 8.80	$ 8.82	$ 8.34
Income from investment operations: Net investment income[b]	.32	.28	.21	.39	.51
Net realized and unrealized gain (loss) on investment transactions	(.21)	.09	(.04)	.07	.50
Total from investment operations	.11	.37	.17	.46	1.01
Less distributions from: Net investment income	(.36)	(.33)	(.35)	(.48)	(.53)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 8.41	$ 8.66	$ 8.62	$ 8.80	$ 8.82
Total Return (%)[c]	1.25	4.28	2.08	5.40	12.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,532	2,877	3,273	3,735	3,908
Ratio of expenses before expense reductions (%)	.81	.83	.82	.84	.83[d]
Ratio of expenses after expense reductions (%)	.81	.83	.82	.84	.81[d]
Ratio of net investment income (%)	3.76	3.22	2.40	4.57	5.99
Portfolio turnover rate (%)[e]	101	221	390	396	83

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.10% to 4.57%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 312%, 295%, 484%, 461% and 101% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.64	$ 8.60	$ 8.78	$ 8.80	$ 8.33
Income from investment operations: Net investment income[b]	.24	.19	.14	.32	.43
Net realized and unrealized gain (loss) on investment transactions	(.22)	.10	(.04)	.06	.49
Total from investment operations	.02	.29	.10	.38	.92
Less distributions from: Net investment income	(.27)	(.25)	(.28)	(.40)	(.45)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 8.39	$ 8.64	$ 8.60	$ 8.78	$ 8.80
Total Return (%)[c]	.25	3.31[d]	1.25	4.52	11.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	126	189	261	220
Ratio of expenses before expense reductions (%)	1.72	1.88	1.67	1.63	1.68[e]
Ratio of expenses after expense reductions (%)	1.72	1.81	1.67	1.63	1.66[e]
Ratio of net investment income (%)	2.85	2.24	1.55	3.78	5.14
Portfolio turnover rate (%)[f]	101	221	390	396	83

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.31% to 3.78%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66% and 1.66%, respectively.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 312%, 295%, 484%, 461% and 101% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.67	$ 8.63	$ 8.80	$ 8.82	$ 8.35
Income from investment operations: Net investment income[b]	.25	.20	.14	.33	.45
Net realized and unrealized gain (loss) on investment transactions	(.22)	.10	(.02)	.06	.48
Total from investment operations	.03	.30	.12	.39	.93
Less distributions from: Net investment income	(.28)	(.26)	(.29)	(.41)	(.46)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 8.42	$ 8.67	$ 8.63	$ 8.80	$ 8.82
Total Return (%)[c]	.34	3.50	1.32	4.48	11.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	65	88	105	79
Ratio of expenses before expense reductions (%)	1.63	1.75	1.60	1.58	1.61[d]
Ratio of expenses after expense reductions (%)	1.63	1.75	1.60	1.58	1.59[d]
Ratio of net investment income (%)	2.94	2.30	1.62	3.83	5.21
Portfolio turnover rate (%)[e]	101	221	390	396	83

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.36% to 3.83%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 312%, 295%, 484%, 461% and 101% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Amount is less than $.005.

Class M
Years Ended October 31,	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.53
Income from investment operations: Net investment income[b]	.09
Net realized and unrealized gain (loss) on investment transactions	(.12)
Total from investment operations	(.03)
Less distributions from: Net investment income	(.09)
Redemption fees	.00***
Net asset value, end of period	$ 8.41
Total Return (%)	(.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	124
Ratio of expenses before expense reductions (%)	.59*
Ratio of net investment income (%)	4.09*
Portfolio turnover rate (%)[c]	101

[a] For the period August 1, 2005 (commencement of operations for Class M shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 312% for the period ended October 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.64	$ 8.61	$ 8.78	$ 8.81	$ 8.34
Income from investment operations: Net investment income[b]	.33	.29	.24	.42	.55
Net realized and unrealized gain (loss) on investment transactions	(.21)	.09	(.03)	.05	.47
Total from investment operations	.12	.38	.21	.47	1.02
Less distributions from: Net investment income	(.37)	(.35)	(.38)	(.50)	(.55)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 8.39	$ 8.64	$ 8.61	$ 8.78	$ 8.81
Total Return (%)	1.37[c]	4.48[c]	2.39	5.61	12.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.23	.17	.34	4	5
Ratio of expenses before expense reductions (%)	1.52	1.59	.53	.52	.54[d]
Ratio of expenses after expense reductions (%)	.70	.71	.53	.52	.51[d]
Ratio of net investment income (%)	3.87	3.34	2.69	4.89	6.32
Portfolio turnover rate (%)[e]	101	221	390	396	83

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.42% to 4.89%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .51%, and .51%, respectively.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 312%, 295%, 484%, 461% and 101% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C Shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than other classes. On August 1, 2005, the Fund commenced offering Class M shares. Class M shares may be exchanged for Class A shares without being subject to an initial sales charge. Class M shares are not available to new investors. Institutional Class and Class M shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $147,252,000, of which $9,685,000 was inherited from its merger with Scudder Intermediate Government & Agency Trust (see Note H), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($8,731,000), October 31, 2007 ($29,637,000), October 31, 2008 ($46,511,000), October 31, 2010 ($954,000), October 31, 2011 ($30,995,000), October 31, 2012 ($8,994,000) and October 31, 2013 ($21,430,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Section 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 17,305,123
Capital loss carryforwards	$ (147,252,000)
Unrealized appreciation (depreciation) on investments	$ (39,673,698)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 119,619,316	$ 122,894,849

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $2,590,090,898 and $2,788,160,751, respectively. Purchases and sales of US Treasury obligations aggregated $522,982,482 and $426,015,841, respectively. Mortgage dollar rolls aggregated $6,509,783,951 and $6,285,271,430, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such net assets, 0.34% of the next $2,500,000,000 of such net assets and 0.32% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2006, for Class A, B, C and Institutional Class shares and through July 29, 2008 for Class M, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80%, 0.80%, 0.80%, 0.70% and 0.70% of average daily net assets for Class A, B, C, M and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Effective October 1, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.64% of average daily net assets for Institutional Class shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 2,827,189	$ —	$ 569,951
Class B	234,425	—	74,904
Class C	87,732	—	23,384
Class M	40,020	—	40,020
Institutional Class	2,055	1,630	—
	$ 3,191,421	$ 1,630	$ 708,259

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 771,571	$ 63,808
Class C	433,895	37,742
	$ 1,205,466	$ 101,550

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 5,962,894	$ 437,121.22%
Class B	247,707	28,819.24%
Class C	139,530	21,738.24%
	$ 6,350,131	$ 487,678

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2005, aggregated $102,779 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $333,357 and $2,343, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2005, SDI received $51.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,480, of which $5,520 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $32,381, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2005, the Fund's custodian fee was reduced by $7,364 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,322,632	$ 97,222,043	12,545,057	$ 108,308,338
Class B	1,053,309	9,036,113	2,093,790	18,063,846
Class C	1,260,626	10,825,148	1,340,535	11,602,832
Class M*	100	850	—	—
Institutional Class	8,973	76,787	28,880	249,003
		$ 117,160,941		$ 138,224,019
Shares issued in tax-free reorganization**
Class M	29,145,838	$ 248,615,161	—	$ —
Shares issued in reinvestment of dividends
Class A	9,298,095	$ 79,632,586	9,365,818	$ 80,677,223
Class B	306,428	2,619,133	392,664	3,373,988
Class C	164,802	1,412,788	184,709	1,592,312
Class M*	98,810	839,818	—	—
Institutional Class	998	8,524	1,284	11,034
		$ 84,512,849		$ 85,654,557
Shares redeemed
Class A	(51,595,132)	$ (442,623,233)	(69,339,115)	$ (598,201,861)
Class B	(6,163,315)	(52,773,753)	(9,887,213)	(85,105,404)
Class C	(2,516,220)	(21,619,648)	(4,237,245)	(36,603,280)
Class M*	(14,454,353)	(123,164,225)	—	—
Institutional Class	(2,338)	(20,000)	(50,174)	(431,344)
		$ (640,200,859)		$ (720,341,889)
Redemption fees		$ 2,162		$ —
Net increase (decrease)
Class A	(30,974,405)	$ (265,766,865)	(47,428,240)	$ (409,216,300)
Class B	(4,803,578)	(41,118,380)	(7,400,759)	(63,667,570)
Class C	(1,090,792)	(9,381,416)	(2,712,001)	(23,408,136)
Class M*	14,790,395	126,291,604	—	—
Institutional Class	7,633	65,311	(20,010)	(171,307)
		$ (189,909,746)		$ (496,463,313)

* For the period August 1, 2005 (commencement of operations of Class M shares) to October 31, 2005.

** On July 29, 2005, the Scudder Intermediate Government & Agency Trust was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On July 29, 2005, the Fund acquired all of the net assets of Scudder Intermediate Government & Agency Trust pursuant to a plan reorganization approved by shareholders on June 24, 2005. The acquisition was accomplished by a tax-free exchange of 33,996,171 Class M shares of Scudder Intermediate Government & Agency Trust for 29,145,838 of Class M shares of Scudder U.S. Government Securities Fund outstanding on July 29, 2005. Scudder Intermediate Government & Agency Trust net assets at that date of $248,615,161, including $6,717,667 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,780,440,861. The combined net assets of the Fund immediately following the acquisition were $3,029,056,022.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of Scudder U.S. Government Securities Fund (the "Fund"), including the investment portfolio, as of October 31, 2005, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder U.S. Government Securities Fund at October 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 19, 2005
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The information provided to the Board showed that the Fund's management fee rate was below the median of the peer group and that the Fund's total expense ratio was below the median of the peer universe for Class A shares and in the fourth quartile for Class B, C and Institutional Class shares. The Board examined the total expense ratios for Class B and C shares less 12b-1 plan expenses and noted that the expense ratios less 12b-1 plan expenses for Class B and C shares were below the fourth quartile. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor's commitment to cap total expenses through January 31, 2006.

In light of the fourth quartile ranking of total expenses for Institutional Class shares, the Board recommended that total expenses for Institutional Class shares be capped at a level within the third quartile. Given that the Advisor's estimates of current expenses provided to the Board for Class A, B and C shares were impacted by the current expense caps, the Board recommended that the expense caps be extended through September 30, 2006 for Class A, B and C shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's agreement to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's total expense ratios were above the median of the peer universe for Class B, C and Institutional Class shares, such ratios (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading, and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4,7] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

7 Elected on November 15, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, M and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class M	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	81123L-105	81123L-204	81123L-303	81123L-501	81123L-402
Fund Number	018	218	318	098	1418
Notes

Notes

Notes

Notes

Notes

x

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder U.S. Government
Securities Fund has adopted a code of ethics, as defined in Item 2 of Form
N-CSR, that applies to its Principal Executive Officer and Principal Financial
Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER U.S. GOVERNMENT SECURITIES FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $67,452           $0               $9,198             $0
--------------------------------------------------------------------------------
2004              $56,504           $0               $9,971             $0
--------------------------------------------------------------------------------

The "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                   $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                   $281,500                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed- upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed- upon procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005            $9,198          $70,570             $33,307          $113,075
--------------------------------------------------------------------------------
2004            $9,971             $0              $386,601          $396,572
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2004 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit  Committee that in connection  with providing  monthly payroll  services to employees of certain DB entities  from May 2003 to February
2005,  a member  firm in Chile  ("E&Y  Chile")  received  funds  from the DB entities  that went into an E&Y  trust  account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

                                       2

E&Y also  advised the Audit  Committee  that in  connection  with  providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  Chile  received  approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided  to the DB  entities.  E&Y  advised  the  Audit  Committee  that it conducted  an  internal  review of the  situation  and, in view of the fact that similar expatriate tax compliance  services were provided to a number of E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the
PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit  Committee  that E&Y  believes  its  independence  as  independent registered  public  accounting  firm for the Fund was not  impaired  during  the period the services were provided. In reaching this conclusion,  E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities  were  involved in the provision of audit services  to the Fund,  the  E&Y  professionals  responsible  for the Fund's audits were not aware that these  non-audit  services  took place,  and that the fees charged were not  significant to E&Y  overall or to the fees charged to the  Investment  Company  Complex.  E&Y also noted that E&Y  Chile is no longer providing these services and that the E&Y France  engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder U.S. Government Securities Fund

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder U.S. Government Securities Fund

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006